                                                                     Exhibit 4.1

ZC
COMMON STOCK
CUSIP 98956P 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY AND RIDGEFIELD PARK, NJ

ZIMMER HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Zimmer Holdings, Inc. (hereinafter called the "Corporation"), transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of said Corporation and the signatures of its duly authorized officers.

Dated




         J. Raymond Elliott                       Paul D. Schoenle
PRESIDENT AND CHIEF EXECUTIVE OFFICER           ASSISTANT SECRETARY

Countersigned and Registered:

                        MELLON INVESTOR SERVICES LLC
                                                            Transfer Agent
                                                             and Registrar

By



                                                         Authorized Officer
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                              ZIMMER HOLDINGS, INC.

      ZIMMER HOLDINGS, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

      This certificate also evidences and entitles the holder hereof to certain
Rights as set forth in a Rights Agreement dated as of [     ], 2001 (as it may
be amended from time to time (the "Rights Agreement")), between Zimmer Holdings, Inc. (the "Corporation") and Mellon Investor Services LLC, as Rights Agent (the "Rights Agent"), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. The Corporation shall mail to the holder of this Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF ARE NULL AND VOID AND ARE NO LONGER TRANSFERABLE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common                  UNIF GIFT MIN ACT --
      TEN ENT - as tenants by the entireties          .....Custodian...........
      JT TEN  - as joint tenants with right of        (Cost)           (Minor)
                survivorship and not as tenants       under Uniform Gifts to
                in common                             Minors Act
                                                      .........................
                                                               (State)


     Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE       PLEASE INSERT TAXPAYER
                                                        IDENTIFYING NUMBER OF
Name                                                         ASSIGNEE

--------------------------------------------------------------------------------
Street

                                                                          SHARES
--------------------------------------------------------------------------------
City, State and Zip Code


================================================================================
PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE       PLEASE INSERT TAXPAYER
                                                        IDENTIFYING NUMBER OF
Name                                                         ASSIGNEE

--------------------------------------------------------------------------------
Street

                                                                          SHARES
--------------------------------------------------------------------------------
City, State and Zip Code


================================================================================
PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE       PLEASE INSERT TAXPAYER
                                                        IDENTIFYING NUMBER OF
Name                                                         ASSIGNEE

--------------------------------------------------------------------------------
Street

                                                                          SHARES
--------------------------------------------------------------------------------
City, State and Zip Code


================================================================================

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _____________________________



                                       X________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



SIGNATURE(S) GUARANTEED:


By______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.